CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Money Market Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Salomon Brothers Variable                       Salomon Brothers Variable
Money Market Fund                               Money Market Fund



/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Diversified Strategic Income Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Diversified Strategic Income                    Diversified Strategic Income
Portfolio                                       Portfolio




/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable All Cap Value Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Salomon Brothers Variable                       Salomon Brothers Variable
All Cap Value Fund                              All Cap Value Fund


/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Equity Index Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Equity Index Portfolio                          Equity Index Portfolio




/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Growth & Income Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                       Chief Financial Officer
Greenwich Street Series Fund -                Greenwich Street Series Fund -
Salomon Brothers Variable                     Salomon Brothers Variable
Growth & Income Fund                          Growth & Income Fund




/s/ R. Jay Gerken                             /s/ Richard L. Peteka
-----------------                             ---------------------
R. Jay Gerken                                 Richard L. Peteka
Date: March 8, 2004                           Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Emerging Growth Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Salomon Brothers Variable                       Salomon Brothers Variable
Emerging Growth Fund                            Emerging Growth Fund




/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable International Equity Fund (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
Greenwich Street Series Fund -                  Greenwich Street Series Fund -
Salomon Brothers Variable                       Salomon Brothers Variable
International Equity Fund                       International Equity Fund




/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------                               ---------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 8, 2004                             Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (Section) 1350 and is not being filed as part of the Form N-CSR with the Commission.